AMENDMENT NO. 2
                                     TO THE
                            WINTON SAVINGS & LOAN CO.
                          EMPLOYEE STOCK OWNERSHIP PLAN


          WHEREAS, Winton Savings & Loan Co. ("Employer") has adopted an Employee Stock Ownership Plan ("Plan"); and

          WHEREAS, the Plan provides that the Employer may amend the Plan from time to time; and

          WHEREAS, the Employer desires to amend the Plan in certain respects;

          NOW, THEREFORE, the Plan is amended as follows:

          1. The name of the Plan shall be amended to read The Winton Financial Corporation Employee Stock Ownership Plan.

          2. Section 24.10 shall be amended by deleting it in its entirety and substituting the following therefor: "'EMPLOYER' means the Winton Financial Corporation and any other member of a controlled group."

          3. Section 24.24 shall be amended by deleting it in its entirety and substituting the following therefor:

                    "'PLAN'  means The  Winton  Financial  Corporation  Employee
               Stock Ownership Plan and any amendments made hereto."

          IN WITNESS WHEREOF, the undersigned has executed the amendment effective as of October 1, 1990.


                                                       WINTON SAVINGS & LOAN CO.

                                                       By James W. Brigger
                                                       Title: Vice President

Date:  10/1/90